UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 29, 2021

Granite Point Mortgage Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bryant Park, Suite 2400A
New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (212) 364-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPMT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01 Entry into a Material Definitive Agreement.

JPMorgan Repurchase Facility

On September 29, 2021, GP Commercial JPM LLC, a wholly-owned subsidiary of Granite Point Mortgage Trust Inc. (the “Company”), entered into an amendment (the “Amendment”) to that certain previously disclosed Uncommitted Master Repurchase Agreement, dated as of December 3, 2015, as amended, with JPMorgan Chase Bank, National Association. The Amendment, among other things, updates the facility’s benchmark rate transition mechanics.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

On October 5, 2021, the Company issued a press release announcing that Pacific Investment Management Company LLC had submitted notice to exercise all of the warrants issued to it on September 25, 2020 to purchase shares of the Company’s common stock (the “Warrants”) and that in accordance with the terms of the Warrants, the Company has elected to settle the Warrants in cash in lieu of the issuance of shares of its common stock. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

10.1*	Amendment No. 7 to Master Repurchase Agreement, dated as of September 29, 2021, by and between GP Commercial JPM LLC and JPMorgan Chase Bank, National Association, and acknowledged and agreed to by Granite Point Mortgage Trust Inc.

99.1	Press Release dated October 5, 2021.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

*Certain schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2021	GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ MICHAEL J. KARBER
Michael J. Karber
General Counsel and Secretary